BUSINESS LOAN AGREEMENT

     The undersigned RICHTON INTERNATIONAL CORPORATION, a Delaware corporation, with its chief executive offices located at 340 Main Street, Madison, New Jersey 07940 (the "Borrower"), has requested from MICHIGAN NATIONAL BANK, a national banking association, of 27777 Inkster Road [10-36], Farmington Hills, Michigan 48333-9065 (the "Bank"), and the Bank agrees to make, or has made, the loan(s) described below (the "Loans") under the terms and conditions stated in this Business Loan Agreement ("Agreement").

     I. LOANS.

     The  following   Loans  and  any   amendments,   extensions,   renewals  or
     refinancings thereof are subject to this Agreement:

     TYPE OF LOAN                     LOAN AMOUNT                     LOAN DATE

     Term Loan                        $5,000,000.00                    03/4/1998

Purpose of Loans listed above:

     Payoff existing Term Loan given originally to Century Supply Corp., a Michigan corporation ("Century"), for the benefit of CBE Technologies, Inc., a Delaware corporation ("CBE"); pay down on subordinated debt; working capital liquidity, and other corporate purpose.

II.  BORROWER'S REPRESENTATIONS AND WARRANTIES.

     Borrower represents and warrants to Bank, all of which representations and warranties shall be continuing until all of Borrower's Obligations under this Agreement and the Related Documents are fully performed, as follows:

A. Borrower's Existence and Authority. Borrower is a Delaware corporation, and the Person executing this Agreement has full power and complete authority to execute this Agreement and all Related Documents.

B. Validity of Indebtedness and Agreement. Borrower's Indebtedness to Bank, this Agreement, and all Related Documents are valid, binding upon, and fully enforceable against Borrower in accordance with their respective terms.

C.   Nature of  Borrower's  Business.  The  nature of  Borrower's  business  is:
     Holding company.

D. Financial Information. All Financial Statements provided to Bank have been prepared and shall continue to be prepared in accordance with generally accepted accounting principles ("GAAP"), consistently applied, and fully and fairly present the financial condition of Borrower. There has been no material adverse change in Borrower's business, Property, or financial condition since the date of Borrower's latest Financial Statements provided to Bank.

E. Title and Encumbrances. Borrower owns all of its Property, and there are no liens or encumbrances on any of the Property except as have been disclosed to Bank in writing prior to the date of this Agreement and which are identified and listed in an attachment to this Agreement (the "Permitted Encumbrances"). Borrower agrees that Borrower shall not obtain further loans, leases, or credit extensions from any Person identified in the Permitted Encumbrances list or otherwise without Bank's prior written consent.

F. No Litigation. There are no suits or proceedings pending before any court, government agency, arbitration panel, or administrative tribunal, or, to Borrower's knowledge, threatened against Borrower, which may result in any material adverse change in the business, Property or financial condition of Borrower.

G. No Misrepresentations. All representations and warranties in this Agreement and the Related Documents are true and correct and no material fact has been omitted.

H. Employee Benefit Plans. Borrower has not incurred any material accumulated funding deficiency within the meaning of ERISA, and has not incurred any material liability to the PBGC in connection with any employee benefit plan established or maintained by Borrower, and no reportable event or prohibited transaction, as defined in ERISA, has occurred with respect to such plan(s).

I.   Environmental   Compliance.   Borrower  is  in  full  compliance  with  all
     applicable Environmental Laws. See Section III.H.

J. Year 2000 Compliance. Borrower is aware of and is actively addressing the so-called "Millennium Bug" to insure that all of Borrower's computer software and systems will be fully Year 2000 compliant.

10028.mst (01/98)                         (C) 1998 MICHIGAN NATIONAL CORPORATION

III. AFFIRMATIVE COVENANTS.

     As  of  the  date  of  this  Agreement  and  continuing   until  Borrower's
     Obligations under this Agreement and the Related Documents are fully performed, Borrower shall:

A.   Financial Requirements.

     1. Maintain a Tangible Net Worth plus Subordinated Debt of not less than $3,750,000.00 from March 31, 1998 through June 29, 1998; $4,500,000.00 from June 30, 1998  through  September  29, 1998;  $4,750,000.00  from
          September 30, 1998 through December 30, 1998, and $5,000,000.00 from December 31, 1998 and thereafter; which is to be based on Richton's consolidated statement;

     2. Maintain a Debt Service Coverage Ratio of not less than 1.05 to 1.00, on a rolling four (4) quarter basis; which is to be based on Richton's consolidated statement;

     3. Funded debt (all interest-bearing debt) to EBITDA not to exceed 5.50 to 1.00, on a rolling four (4) quarter basis; which is to be based on Richton's consolidated statement.

B.   Books and Reports.

     1. Financial Statements. Within one hundred twenty (120) days after the end of each fiscal year, furnish to Bank, in form acceptable to Bank, audited annual Financial Statements of Richton for the foregoing period, prepared by a certified public accountant acceptable to Bank, which includes consolidating subsidiary information of Century Supply Corp., prepared by management.

     2. Financial Statements. Within the earlier of one hundred twenty (120) days after the end of each fiscal year, or five (5) days of filing with the Securities and Exchange Commission, furnish Bank, in form acceptable to Bank, 10K Financial Statements of Richton for the foregoing period certified to be correct by Borrower's Treasurer or Chief Financial Officer.

     3. Financial Statements. Within the earlier of sixty (60) days after the end of each fiscal quarter, or five (5) days of filing with the Securities and Exchange Commission, furnish Bank, in form acceptable to Bank, 10Q Financial Statements of Richton for the foregoing period certified to be correct by Borrower's Treasurer or Chief Financial Officer, which includes consolidating subsidiary information prepared by management.

     4. Financial Statements. Within forty-five (45) days after the end of each fiscal quarter, furnish Bank, in form acceptable to Bank, management prepared quarterly Financial Statements of both Century and CBE for the foregoing period certified to be correct by Borrowers' Treasurer or Chief Financial Officer.

     5. Financial Statements. Within thirty (30) days after the end of each fiscal month, furnish Bank, in form acceptable to Bank, management prepared monthly Financial Statements of both Century and CBE for the foregoing period certified to be correct by Borrowers' Treasurer or Chief Financial Officer.

     6. Projected Financial Statements. Prior to February 28th of each year, furnish Bank, in form acceptable to Bank, projected annual income statements and balance sheets, broken down monthly, of Century and CBE for the coming period certified to be correct and prepared by Borrowers' Treasurer or Chief Financial Officer.

     7. Field Audit. Allow the Bank's internal auditors to conduct a field audit of Century's and CBE's books, records and Property at least semi-annually, at such times and to such extent as Bank in its sole discretion may determine, and Borrower agrees to pay for the cost of said audits.

     8. Other. Promptly furnish Bank such other information and reports concerning Borrower's business, Property, and financial condition as are provided to Borrower's owners or as Bank requests, and permit Bank to inspect, confirm, and copy Borrower's books and records at any time during Borrower's normal business hours.

C. Notice of Adverse Events. Promptly notify Bank in writing of any litigation, governmental proceeding, default or any other occurrence which could have a material adverse effect on Borrower's business, Property or financial condition.

D. Maintain Business Existence and Operations. Do all things necessary to keep in full force and effect Borrower's corporate, partnership, proprietorship, trust, or other existence, as the case may be, and to continue its business described in Paragraph II.C. as presently conducted. Borrower shall not change its corporate, partnership, proprietorship, trust, or other existence, nor sell or merge Borrower's business, in whole or in part, to or with any other Person, without the prior written consent of Bank.

10028.mst (01/98)                         (C) 1998 MICHIGAN NATIONAL CORPORATION

E. Insurance. Maintain adequate fire and extended risk coverage, business interruption, workers disability compensation, public liability, environmental, flood, and such other insurance coverages as may be required by law or as may be required by Bank. All insurance policies shall be in such amounts, upon such terms, in form, and carried with such insurers, as are acceptable to Bank. Borrower shall provide evidence satisfactory to Bank of all insurance coverages and that the policies are in full force and effect, and for all insurance coverages upon any Property which is Collateral, the insurance policy shall be endorsed to provide Bank with a standard loss payable clause insuring the Bank's interest without regard to any act, fault or neglect of Borrower, with not less than thirty (30) days advance written notice to Bank by the insurer of any cancellation or modification of coverage (CF12181185). Bank shall reasonably consult with Borrower with respect to disbursements of insurance proceeds. Any failure to maintain insurance as provided in this Agreement shall be an Event of Default and Bank may obtain such insurance as the Bank deems necessary or prudent, in the Bank's sole discretion, without obligation to do so, and all amounts so expended by Bank shall be added to the Indebtedness or shall be payable on demand, at Bank's option. Upon Borrower's failure to promptly provide evidence of such insurance as Bank has required, the Bank may assume Borrower does not have the required coverage. Upon Borrower's failure to obtain or maintain any insurance coverages required under this Agreement, the Bank may assess a service charge for obtaining and servicing any insurance coverage(s).

F. Payment of Taxes. Pay all taxes, levies and assessments due to all local, State and Federal agencies, before any interest or penalty thereon becomes due and payable. Unless Borrower has established a cash reserve and is actively pursuing a tax appeal, any failure by Borrower to pay promptly any taxes, levies and assessments shall be an Event of Default.

G.   Employee Benefit Plans.

     1. At all times meet the minimum funding requirements of ERISA concerning all of Borrower's employee benefit plans subject to ERISA.

     2. At no time shall Borrower (a) allow any event to occur or condition concerning any employee benefit plan subject to ERISA which might constitute grounds for termination of the plan or for the appointment of a trustee to administer the plan; or (b) allow any employee benefit plan to be the subject of any voluntary or involuntary termination proceeding.

H. Environmental Laws Compliance/Notices/Indemnity. Strictly comply with all Environmental Laws applicable to Borrower's business. Borrower agrees to notify Bank, no later than ten (10) days after Borrower's receipt, of any summons, notice, lawsuit, citation, letter, or other communication received by Borrower from any Federal, State, or local agency or unit of government or other Person, which asserts that Borrower is in violation of any Environmental Laws. Borrower (and the Obligors) agree to indemnify and hold Bank harmless from all violations by Borrower of any Environmental Laws, which indemnity shall include all costs and expenses incurred by Bank, including legal fees, which are related to any violation by Borrower of any Environmental Laws, whether or not the Indebtedness has been paid at the time any such proceeding, claim, or action is instituted against Bank. Borrower further agrees that Bank may at any time, at Borrower's sole cost and expense, hire or require Borrower to hire and provide Bank with an environmental audit prepared by an independent environmental engineering firm acceptable to Bank to confirm the continuing truth and accuracy of Borrower's environmental representations and warranties.

I. Use of Proceeds; Purpose of Loans. Use the proceeds of the Loan(s) only for Borrower's business described in Paragraph II.C., and only for those purposes stated in Paragraph I.

J. Account. Until all of the Indebtedness shall be fully repaid to Bank, Borrower shall establish and maintain with Bank, a non-interest bearing deposit account.

K. Maintenance of Records; Change in Place of Business or Name. Keep all of its books and records at the address set forth in this Agreement, and give the Bank prompt written notice of any change in its principal place of business, in the location of Borrower's books and records, in Borrower's name, and of any change in the location of the Collateral.

L. Employment Laws. Strictly comply with all Federal and State laws pertaining to Borrower's employees, including by way of illustration but not of limitation, the Michigan Worker's Disability Compensation Act, MCL 418.101 et seq., as amended, Michigan Employment Security Act, MCL 421.1 et seq., as amended, and the Fair Labor Standards Act, 29 USC 201 et seq., as amended.

M. General Compliance with Law. At all times operate Borrower's business in strict compliance with all applicable Federal, State, and local laws, ordinances and regulations, including the Americans with Disabilities Act of 1990, and refrain from and prevent Borrower's partners, owners, directors, officers, employees and agents from engaging in any civil or criminal activity proscribed by law.

N. Sale of Asset. The proceeds of any asset sale of Borrower greater than $500,000.00 shall be paid to Bank to pay down Bank debt (applying such proceeds first to interest, then to principal).

10028.mst (01/98)                         (C) 1998 MICHIGAN NATIONAL CORPORATION

IV.  NEGATIVE COVENANTS.

     Until all of Borrower's Obligations under this Agreement and the Related Documents are fully performed, without the Bank's prior written consent Borrower shall not:

A. No Borrowings, Guarantees, or Loans. Borrow money or act as guarantor of any loan or other obligation or lend any money to any Person without Bank's prior written consent. Any sale of Borrower's accounts receivable shall be deemed the borrowing of money.

B. Liens and Encumbrances; Transfer of Assets. Mortgage, assign, or encumber any of its Property except to Bank, nor sell, transfer or assign any Property except in the ordinary course of business.

V.   SECURITY FOR LOANS.

A. Security/Mortgage Interests. Borrower and the other Obligor(s) named in this Agreement have granted or agree to grant to Bank on the date of this Agreement, security/mortgage interests in certain Property as collateral security for the Loans and repayment of the Indebtedness, among which are the following Related Documents:

     Security Agreement dated March 4, 1998

     Guaranty   supported   by   a  Guarantor  Security  Agreement  both   dated
     March 4,1998

B.   Guaranty  of  Payment.   The  prompt   payment  of  Borrower's   Loans  and
     Indebtedness to Bank has been guaranteed by the following Persons:

          Guarantor Name                              Address

          Century Supply Corp.,                       31691 Dequindre Road
          a Michigan corporation                      Madison Heights, MI. 48071

VI.  EVENTS OF DEFAULT.

     The occurrence of any of the following events shall constitute an Event of Default under this Agreement:

A. Failure to Pay Amounts Due. Any principal or interest on any Indebtedness to Bank is not paid when due.

B. Misrepresentation; False Financial Information. Any statement, warranty or representation of Borrower in connection with or contained in this Agreement, the Related Documents, or any Financial Statements now or hereafter furnished to the Bank by or on behalf of the Borrower, is false or misleading in any material respect.

C. Noncompliance with Bank Agreements. Borrower breaches any covenant, term, condition or agreement stated in this Agreement or any other agreement including, but not limited to the Related Documents, and any such breach is not cured within thirty (30) days after notice from the Bank or, if such breach cannot be reasonably cured within such thirty (30) days, if Borrower has not commenced to take action to cure such breach within such thirty
     (30) day period..

D.   Cessation/Termination of Existence.  Borrower shall cease doing business or
     Borrower's  existence  is  terminated  by  sale,  dissolution,   merger  or
     otherwise.

E. Bankruptcy or Receivership. Any conveyance is made of substantially all of Borrower's assets, any assignment is made for the benefit of creditors, any receiver is appointed, or any insolvency, liquidation or reorganization proceeding under the Bankruptcy Code or otherwise shall be filed by or against Borrower.

F. Attachments; Tax Liens. Any attachment, execution, levy, forfeiture, tax lien or similar writ or process is issued against the Collateral.

G. Indictment. The institution of any felony criminal proceeding against Borrower, Borrower's management, or any Obligor.

H. Material Adverse Change. Any material adverse change occurs or is imminent the effect of which would be to substantially diminish Borrower's and Century's financial condition, business, ability to perform their agreements with the Bank, or the value of the Collateral.

I. Other Lender Default. Any other indebtedness for borrowed money to the Bank or any other creditor becomes due and remains unpaid after acceleration of the maturity or after the maturity stated.

10028.mst (01/98)                         (C) 1998 MICHIGAN NATIONAL CORPORATION

VII. REMEDIES ON DEFAULT.

A. Acceleration. Upon the occurrence of any Event of Default, the Loans and all Indebtedness to Bank may, at the option of Bank, and without demand or notice of any kind, be declared to be immediately due and payable.

B. Remedies Cumulative. The remedies provided for in this Agreement are cumulative and not exclusive, and Bank may exercise any remedies available to it at law or in equity, and as are provided in this Agreement, the Related Documents, and any other agreement between Borrower and Bank.

C. No Waiver. No delay or failure of Bank to exercise any right, remedy, power or privilege hereunder shall affect that right, remedy, power or privilege, nor shall any single or partial exercise thereof preclude the exercise of any other right, remedy, power or privilege. No Bank delay or failure to demand strict adherence to the terms of this Agreement shall be deemed to constitute a course of conduct inconsistent with the Bank's right to at any time, before or after any Event of Default, demand strict adherence to the terms of this Agreement and the Related Documents.

D. Bank's Right of Set-off. Upon the occurrence of any Event of Default, Bank shall have the right to apply any or all of Borrower's and any Obligor's bank accounts or any other Property held by Bank against any Indebtedness of Borrower to Bank.

VIII.CROSS-DEFAULT.

     Any default by Richton and Century under the terms of any Indebtedness to Bank shall also constitute an Event of Default under this Agreement and any Event of Default under this Agreement shall be a default under any Indebtedness of Richton and Century to Bank.

IX.  MISCELLANEOUS.

A.   Compliance  with  Bank  Agreements.   Borrower  acknowledges  that  it  has
     carefully read, and agrees to fully comply with this Agreement, the Related Documents, and all other agreements between Borrower and Bank.

B. Expenses. Borrower agrees to pay all of Bank's costs and expenses incurred to perfect or protect the Bank's security interests and liens, pay any insurance premiums, Uniform Commercial Code search fees, taxes, Environmental Laws inspection fees, appraisal fees, and all fees and costs incurred by Bank for audits, inspection, and copying of Borrower's books and records. Borrower also agrees to pay all costs and expenses of Bank, including reasonable attorney fees, in connection with the enforcement of the Bank's rights and remedies under this Agreement, the Related Documents and any other agreement, and in connection with the preparation of any amendments, modifications, waivers or consents with respect to this Agreement.

C. Further Action. Borrower agrees, from time to time upon Bank's request, to make, execute, acknowledge, and deliver to Bank such further and additional instruments, documents, and agreements, and to take such further action as may be required to carry out the intent and purpose of this Agreement and repayment of the Loans.

D. Governing Law, Partial Illegality. This Agreement and the Related Documents shall be interpreted and the rights of the parties determined under the laws of the State of Michigan. Should any part, term, or provision of this Agreement be adjudged illegal or in conflict with any law of the United States or State of Michigan, the validity of the remaining portion or provisions of the Agreement shall not be affected.

E. Writings Constitute Entire Agreement; Modifications Only in Writing. This Agreement, the Related Documents and all other written agreements between Borrower and Bank, constitute the entire agreement of the parties and there are no other agreements, express or implied. This Agreement supersedes any and all commitment letters or term sheets heretofore issued in connection with this Loan, including without limitation a certain letter of December 17, 1997. None of the parties shall be bound by anything not expressed in writing, and neither this Agreement, the Related Documents, nor any other agreement can be modified except by a writing executed by Borrower and by the Bank. This Agreement shall inure to the benefit of and shall be binding upon all of the parties to this Agreement and their respective successors, estate representatives, and assigns, provided however, that Borrower cannot assign or transfer its rights or obligations under this Agreement without Bank's prior written consent.

F. Credit Inquiries. Borrower hereby authorizes Bank to respond to any credit inquiries received by Bank from trade creditors or other credit granting institutions.

10028.mst (01/98)                         (C) 1998 MICHIGAN NATIONAL CORPORATION

G. Release of Claims Against Bank. In consideration of the Bank making the Loans described in this Agreement, Borrower and the Obligor(s) do each hereby release and discharge Bank of and from any and all claims, harm, injury, and damage of any and every kind, known or unknown, legal or equitable, which Borrower or any of the Obligor(s) have against the Bank from the date of their respective first contact with Bank until the date of this Agreement. Borrower and the Obligor(s) confirm to Bank that they have reviewed the effect of this release with competent legal counsel of their choice, or have been afforded the opportunity to do so, prior to execution of this Agreement and the Related Documents and do each acknowledge and agree that Bank is relying upon this release in extending the Loans to Borrower.

H. Waiver of Jury Trial. Borrower and the Obligors do each knowingly, voluntarily and intelligently waive their constitutional right to a trial by jury with respect to any claim, dispute, conflict, or contention, if any, as may arise under this Agreement or under the Related Documents, and agree that any litigation between the parties concerning this Agreement and the Related Documents shall be heard by a court of competent jurisdiction sitting without a jury. Borrower and the Obligor(s) hereby confirm to Bank that they have reviewed the effect of this waiver of jury trial with competent legal counsel of their choice, or have been afforded the opportunity to do so, prior to signing this Agreement and the Related Documents and do each acknowledge and agree that Bank is relying upon this waiver in extending the Loans to Borrower.

I. Headings. All section and paragraph headings in this Agreement are included for convenience only and do not constitute a part of this Agreement.

J. Term of Agreement. This Agreement supersedes and replaces all previous loan agreements with regard to the Loans described in Paragraph I. Unless superseded by a later Business Loan Agreement, this Agreement shall continue in full force and effect until all of Borrower's Obligations to Bank are fully satisfied and the Loans and Indebtedness are fully repaid.

K. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

L. Tax Loss Carry-forwards. Any tax loss carry-forwards of Richton will be used to specifically offset, if applicable, income tax expenses of Century, CBE, and any other subsidiaries.

X.   DEFINITIONS.

     The following words shall have the following meanings in this Agreement:

A. "Average Investable Balance" means the average daily ledger balance in Borrower's deposit account referred to in Paragraph III.K. of this Agreement, less (I) average daily uncollected deposits, (ii) Bank's reserve requirement, and (iii) amounts necessary to offset applicable service charges, for the period covered by the account analysis statement provided by Bank, as shown on such account analysis statement.

B. "Base Rate" or "Prime Rate" means that variable rate of interest from time to time established by the bank designated in the Loan promissory note(s) and Section I. of this Agreement as its base or prime commercial lending rate.

C. "Bank" means Michigan National Bank, a National banking association, and any successor or assign.

D. "Collateral" means that Property which Borrower and any other Obligor has pledged, mortgaged, or granted Bank a security interest in, wherever located and whether now owned or hereafter acquired, together with all replacements, substitutions, proceeds and products thereof.

E. "Current Ratio" means that ratio obtained by dividing total current assets by total current liabilities as determined under GAAP.

F. "Debt Service Coverage Ratio" means that ratio obtained by dividing the sum of Borrower's (I) net income after taxes and distributions, (ii) interest expense, (iii) depreciation expense, and (iv) amortization expense, by the sum of Borrower's interest expense plus current maturities of long-term debt, all as determined under GAAP.

G. "EBITDA" means net income before (i) taxes and distributions, (ii) interest expense, (iii) depreciation expense, and (iv) amortization expense.

10028.mst (01/98)                         (C) 1998 MICHIGAN NATIONAL CORPORATION

H. "Environmental Laws" means all laws, regulations, and rules of the United States of America, State of Michigan, and local authorities which pertain to the environment, including but not limited to, the Clean Air Act (42 USC 7401 et seq.), Clean Water Act (33 USC 1251 et seq.), Resource Conservation and Recovery Act of 1976 (42 USC 6901 et seq.), Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (42 USC 9601 et seq.), Hazardous Materials Transportation Act (49 USC 1801 et seq.), Solid Waste Disposal Act (42 USC 6901 et seq.), Toxic Substances Control Act (15 USC 2601 et seq.), Michigan Natural Resources and Environmental Protection Act (MCL 324.101 et seq. as each of said statutes have been or are hereafter amended, together with all rules and regulations promulgated by the Environmental Protection Agency and Michigan Departments of Natural Resources and Environmental Quality and all additional environmental laws, rules, and regulations in effect on the date of this Agreement and as may be enacted and effective.

I. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor act.

J. "Event of Default" means any of the events described in Section VI. of this Agreement or in the Related Documents.

K. "Financial Statements" means all balance sheets, cash flows, earnings statements, and other financial information (whether of the Borrower or an Obligor) which have been, are now, or are in the future furnished to Bank.

L. "GAAP" means "generally accepted accounting principles" consistently applied, as set forth from time to time in the Opinion of the Accounting Principles Board of the American Institute of Certified Public Accountants and the Financial Accounting Standards Board, or which have other substantial authoritative support.

M.   "Guarantor" means any Person who has guaranteed payment of the Loans.

N. "Indebtedness" or "Obligations" means all Loans, indebtedness, and obligations of Borrower to the Bank, including but not limited to, any Bank advances for payments of insurance, taxes, amounts advanced by Bank to protect its interest in the Collateral, overdrafts in deposit accounts with Bank, and all other indebtedness, obligations and liabilities of Borrower to Bank, whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, joint or several, due or to become due, now existing or hereafter arising.

O. "Michigan National Bank Prime Rate" or "MICHIGAN NATIONAL BANK Prime" means that variable rate of interest so designated and from time to time established as the Michigan National Bank prime commercial lending rate or such prime commercial lending rate.

P. "Net Worth" means the difference between Borrower's total assets and total liabilities, as determined under GAAP.

Q. "Obligor" means any person having any obligation to Bank, whether for the payment of money or otherwise, under this Agreement or under the Related Documents, including but not limited to any guarantors of Borrower's Indebtedness.

R. "PBGC" means the Pension Benefit Guaranty Corporation or any Person succeeding to the powers and functions of the Pension Benefit Guaranty Corporation.

S.   "Person" means any  individual,  corporation,  partnership,  joint venture,
     association,   trust,  unincorporated  association,  joint  stock  company, government, municipality, political subdivision, agency or other entity.

T. "Property" means all of Borrower's (or other Obligor's, as applicable) assets, tangible and intangible, real and personal.

U. "Quick Ratio" means the total of Borrower's cash, marketable securities and accounts receivable, divided by current liabilities, as determined under GAAP.

V. "Related Documents" means any and all documents, promissory notes, security agreements, leases, mortgages, guaranties, pledges, and any other documents or agreements executed in connection with this Agreement. The term shall include documents existing before, at the time of execution of, this Agreement, and documents executed after the date of this Agreement.

W. "Subordinated Debt" means all of that indebtedness to others, and all collateral security therefor.

X.   "Tangible Net Worth" means Net Worth less intangible assets.

Y. "Working Capital" means the excess of Borrower's current assets over current liabilities, determined under GAAP.

10028.mst (01/98)                         (C) 1998 MICHIGAN NATIONAL CORPORATION

     IN WITNESS WHEREOF the parties have executed this Agreement on this 4th day of March, 1998.

                                            BORROWER:

                                            RICHTON INTERNATIONAL CORPORATION,
                                            a Delaware corporation

                                            By: /s/ C.F. Griffin
                                                --------------------------------
                                            Its: Vice President

                                            BANK:

                                            MICHIGAN NATIONAL BANK,
                                            a national banking association

                                            By:  /s/Joseph M. Redoutey
                                                 ---------------------
                                                 Joseph M. Redoutey
                                            Its: Relationship Manager

                             AGREEMENT OF GUARANTOR

By executing this Agreement the Guarantor: (1) acknowledges and agrees that the Guarantor has completely read and understands this Agreement; (2) consents to all of the provisions of this Agreement relating to Borrower; (3) acknowledges and agrees that the Guaranty executed and delivered by the undersigned shall continue in full force and effect; (4) acknowledges receipt of good and lawful consideration for execution of the guaranty agreement; (5) agrees promptly to furnish such Financial Statements to Bank concerning the Guarantor as Bank shall reasonably request; (6) agrees to all of those portions of this Agreement which apply to Guarantor; (7) acknowledges and agrees that this Agreement has been freely executed without duress and after an opportunity was provided to Guarantor for review of this Agreement and the guaranty agreement by competent legal counsel of Guarantor's choice; and (8) acknowledges that Bank has provided Guarantor with a copy of this Agreement, the guaranty agreement, and such other Related Documents as Guarantor has requested.

WITNESSES:                                  GUARANTORS:

                                            CENTURY SUPPLY CORP.,
                                            a Michigan corporation

                                            By: /s/ Wayne R. Miller
                                                -------------------
                                                    Wayne R. Miller
                                            Its:    President

10028.mst (01/98)                         (C) 1998 MICHIGAN NATIONAL CORPORATION